FORM 8-K
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                              ---------------


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                    THE SECURITIES EXCHANGE ACT OF 1934


   Date of Report (date of earliest event reported):    October 17, 1996


                   KAISER ALUMINUM & CHEMICAL CORPORATION
           (Exact name of Registrant as Specified in its Charter)



                                  DELAWARE
               (State or other jurisdiction of incorporation)



                                   1-3605
                          (Commission File Number)



                                 94-0928288
                  (I.R.S. Employer Identification Number)




     6177 SUNOL BOULEVARD
    PLEASANTON, CALIFORNIA                   94566-7769
     (Address of Principal                   (Zip Code)
      Executive Offices)



     Registrant's telephone number, including area code: (510) 462-1122

ITEM 5.   Other Events

          On October 17, 1996, the registrant announced in a press release that it had priced its Rule 144A offering of $175 million principal amount of 10 7/8% Senior Notes due 2006 at 99.5% of their principal amount to yield 10.96% to maturity. A copy of the press release issued in this connection is incorporated by reference herein and is attached hereto as
Exhibit 99.

ITEM 7.   Financial Statements and Exhibits

               (c)  Exhibits

                    Exhibit 99:    Press Release dated October 17, 1996



                                 SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    October 23, 1996    KAISER ALUMINUM  & CHEMICAL
                             CORPORATION



                             By:        BYRON L. WADE
                                        Byron L. Wade
                                Vice President, Secretary and
                                    Deputy General Counsel

                               EXHIBIT INDEX



Exhibit 99.    Press Release dated October 17, 1996